UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

Salient Private Access Master Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
William K. Enszer	George J. Zornada
Salient Private Access Master Fund, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/19

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Salient

Private Access Fund

Salient Private Access Master Fund, L.P.

Shareholder Report

December 31, 2019

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors
Salient Private Access Master Fund, L.P.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access Master Fund, L.P. (the Master Fund), including the schedule of investments, as of December 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the the Master Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, broker and investees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio
February 28, 2020

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2019

Assets
Investments in Investment Funds, at fair value (cost $208,654,693)	$211,364,850
Investments in affiliated investments for which ownership exceeds 5% of the investment’s capital, at fair value (cost $18,158,356)	6,293,156
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at fair value (cost $8,478,875)	9,366,244
Investments in securities and CLO Equity, at fair value (cost $5,047,452)	4,582,009
Total investments (cost $240,339,376)	231,606,259
Cash and cash equivalents	12,038,131
Restricted cash:
Deposits at brokers for swaps	2,840,000
Interest and dividends receivable	14,696
Advanced contributions to Investment Funds	957,775
Receivable from investments sold	1,603,153
Receivable from broker for swaps sold	526,046
Prepaids and other assets	22,820
Total assets	249,608,880
Liabilities and Partners’ Capital
Withdrawals payable	5,677,218
Credit facility	21,750,000
Investment Management Fees payable	18,176
Payable to affiliate	76
Unrealized loss on swap agreements	979
Administration fees payable	70,256
Payable to Adviser	100,000
Payable to Directors	20,216
Accounts payable and accrued expenses	588,785
Total liabilities	28,225,706
Commitments and contingencies (see Note 3)
Partners’ capital	221,383,174
Total liabilities and partners’ capital	$249,608,880

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Canada
Private Equity (0.65% of Partners’ Capital)
Alloy Merchant Partners, L.P. (1)(2)	August, 2018		$1,671,816	$1,438,369
Total Canada			1,671,816	1,438,369
Cayman Islands
Energy (0.91% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		2,639,939	1,124,725
Sentient Global Resources Fund IV, L.P.	June, 2011		2,141,766	885,651
Global Macro and Trading (5.65% of Partners’ Capital)
CCP Core Macro Fund LP- Class Newton USD	February, 2015		10,500,000	12,515,364
Private Equity (14.23% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		12,192	55,082
CX Partners Fund Ltd. (1)	April, 2009		2,964,554	2,468,968
Gavea Investment Fund II A, L.P.	May, 2007		—	5,877
Gavea Investment Fund III A, L.P.	September, 2008		—	47,070
India Asset Recovery Fund L.P.	October, 2006		102,450	50
J.C. Flowers III L.P. (1)	October, 2009		1,650,314	1,190,679
LC Fund IV, L.P. (1)	May, 2008		2,425,130	1,441,470
New Horizon Capital III, L.P. (1)	March, 2009		1,011,405	1,269,584
Northstar Equity Partners III (1)	June, 2011		1,272,494	1,203,233
Orchid Asia IV, L.P. (1)	November, 2007		1,043,705	4,472,122
Reservoir Capital Partners (Cayman), L.P.	June, 2009		337,313	524,894
Tiger Global Private Investment Partners IV, L.P.	March, 2007		194,568	32,398
Tiger Global Private Investment Partners V, L.P. (1)	January, 2008		1,259,637	979,644
Tiger Global Private Investment Partners VI, L.P. (1)	November, 2010		676,425	1,128,309
Trustbridge Partners II, L.P. (1)	December, 2007		1,117,066	1,085,630
Trustbridge Partners III, L.P. (1)	April, 2009		3,224,468	2,511,608
Trustbridge Partners IV, L.P. (1)	September, 2011		2,035,533	4,752,897

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Cayman Islands (continued)
Trustbridge Partners V, L.P.	November, 2015		$4,960,876	$8,344,855
Real Estate (0.41% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008		930,623	210,032
Phoenix Asia Real Estate Investments II, L.P.	September, 2007		864,748	698,465
Total Cayman Islands			41,365,206	46,948,607
Guernsey
Private Equity (0.12% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007		356,500	261,494
Total Guernsey			356,500	261,494
Republic of Mauritius
Real Estate (0.33% of Partners’ Capital)
ORBIS Real Estate Fund I (2)	November, 2006		2,036,551	740,057
Total Republic of Mauritius			2,036,551	740,057
United Kingdom
Private Equity (0.35% of Partners’ Capital)
Darwin Private Equity I L.P.	September, 2007		1,289,621	136,465
Sovereign Capital Limited Partnership III (1)	March, 2010		—	637,972
Real Estate (0.08% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006		455,882	95,194
Patron Capital, L.P. II	February, 2005		136,384	14,988
Patron Capital, L.P. III	July, 2007		635,830	62,620
Relative Value (4.40% of Partners’ Capital)
The 1609 Fund Ltd.	January, 2018	10,000	9,914,000	9,735,423
Total United Kingdom			12,431,717	10,682,662
United States
Energy (10.24% of Partners’ Capital)
ArcLight Energy Partners Fund V, L.P. (1)	December, 2011		892,531	627,716
CamCap Resources, L.P.	May, 2008		53,948	19

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
EIV Capital Fund II, LP	December, 2014		$3,023,556	$3,363,106
EMG AE Permian Co-Investment, LP	July, 2014		3,148,191	—
EMG Iron Ore Holdco, LP	April, 2019		476,106	503,420
EnCap Energy Capital Fund VII-B LP (1)	October, 2007		1,523,071	180,164
EnCap Energy Infrastructure TE Feeder, L.P.	October, 2009		1,191,076	317,656
Energy & Minerals Group Fund II, L.P. (1)	November, 2011		2,098,833	2,150,580
Haddington Energy Partners III, L.P.	April, 2017		604,735	844,949
Intervale Capital Fund, L.P. (1)	May, 2008		1,128,327	1,538,900
Merit Energy Partners G, L.P.	September, 2009		3,165,628	2,253,255
Midstream & Resources Follow-On Fund, L.P. (1)	March, 2010		518,415	548,924
NGP Energy Technology Partners II, L.P. (1)	July, 2009		861,918	453,979
NGP IX Offshore Fund, L.P. (1)	March, 2008		702,284	126,143
NGP Midstream & Resources, L.P. (1)	October, 2007		1,008,071	198,634
Quantum Parallel Partners V, LP	October, 2008		5,066,042	5,089,687
TPF II-A, L.P.	October, 2008		1,384,952	158,842
Triangle Peak Partners II Annex Fund, LP (1)	July, 2015		561,908	540,785
Vortus Investments, LP	January, 2016		3,471,651	2,174,706
Vortus Investments II, LP	August, 2017		1,124,162	1,200,179
Vortus NPR Co-investment	December, 2015		461,065	388,050
Event-Driven (4.21% of Partners’ Capital)
BDCM Partners I, L.P.	January, 2011		1,999,930	2,298,779
Credit Distressed Blue Line Fund, L.P. (2)	April, 2010		3,847,700	534,138
Fortelus Special Situations Fund Ltd.	May, 2010		126,676	687,813
Harbinger Capital Partners Fund I, L.P.	November, 2006		7,170,405	715,207
Harbinger Capital Partners Fund II, L.P.	July, 2010		922,338	52,059

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Harbinger Capital Partners Special Situations Fund, L.P.	December, 2006		$932,188	$28,276
Harbinger Class L Holdings (U.S.), LLC	July, 2010		6,653	45,113
Harbinger Class LS Holdings I (U.S.) Trust	May, 2013	592	401,956	—
Harbinger Class PE Holdings (U.S.) Trust	July, 2010	1	242,329	314,433
Muirfield GSE Partners, LP	July, 2019		5,000,000	4,615,488
Prospect Harbor Credit Partners LP	February, 2010		7,577	22,940
Global Macro and Trading (2.47% of Partners’ Capital)
GAM Systematic Discovery Fund LP (3)	September, 2017		5,000,000	5,465,332
Private Equity (36.56% of Partners’ Capital)
Accel-KKR Capital Partners III, LP	January, 2013		—	11,090
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		309,190	190,047
Advent Latin American Private Equity Fund V-F L.P. (1)	May, 2010		1,514,048	1,349,402
Armadillo Litigation Finance II (1)	February, 2016		—	44,731
Artis Ventures II, L.P.	November, 2014		2,248,000	3,239,876
Audax Mezzanine Fund II, L.P.	July, 2006		—	754
Aviator Capital Mid-Life Us Feeder Fund, LP	December, 2016		1,889,689	3,128,960
Aviator Capital Fund IV US Feeder, L.P.	March, 2019		1,580,572	1,655,318
BDCM Opportunity Fund II, L.P. (1)	March, 2006		721,219	1,015,182
BLC Secured Credit Partners II LP	July, 2015		1,509,375	188,894
Catterton Growth Partners, L.P.	March, 2008		1,992,712	677,660
Chrysalis Ventures III, L.P.	December, 2006		304,483	146,406
Colbeck Strategic Lending Onshore Feeder, LP (1)(2)	March, 2017		3,152,137	2,923,193
Column Group II, LP	October, 2014		5,675,731	8,165,708

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Column Group III, LP	May, 2016		$2,063,727	$2,568,005
Crestline Opportunities Fund III, LLC	August, 2016		3,889,325	4,465,983
Crosslink Crossover Fund V, L.P.	May, 2007		327,302	102,434
Crosslink Crossover Fund VI, L.P.	March, 2007		—	1,866,089
Dace Ventures I, LP	June, 2007		352,795	150,532
Fairhaven Capital Partners, L.P.	March, 2008		1,584,997	923,757
Founders Fund III, LP	May, 2010		955,176	4,554,401
Founders Fund IV, LP	January, 2012		391,839	5,816,323
Freedom Participation Partners I, LLC (1)	July, 2016		1,477,142	317,156
Garrison Opportunity Fund LLC	February, 2010		—	98,203
Garrison Opportunity Fund II A LLC	March, 2011		—	601,206
HealthCor Partners Fund, L.P.	August, 2007		319,180	907,569
ILS Property & Casualty Master Fund Ltd. (1)	November, 2014		2,094,348	2,056,602
Ithan Creek Partners, L.P.	October, 2008		32,856	124,244
Kayne Anderson Real Estate Debt, L.P. (1)	June, 2016		1,363,597	1,225,156
Kayne Anderson Real Estate Debt II, L.P. (1)	July, 2017		1,195,014	1,149,275
MatlinPatterson Global Opportunities Partners III, L.P. (1)	July, 2007		1,464,830	596,807
Middle East North Africa Opportunities Fund, L.P. (2)	July, 2008	728	728,344	54,499
Monomoy Capital Partners, L.P.	November, 2006		907,709	43,257
Monomoy Capital Partners II, L.P. (1)	May, 2011		1,386,193	1,137,179
Monomoy Capital Partners III, L.P. (1)	December, 2017		2,217,289	1,857,750
Parabellum Partners I, LP	August, 2017		1,875,037	2,003,808
Parabellum Partners II, LP (1)	August, 2019		2,893,831	2,476,589
Pine Brook Capital Partners, L.P. (1)	January, 2008		1,822,563	185,456
Pinto America Growth Fund, L.P.	July, 2006		—	195,532
Private Equity Investment Fund V, L.P.	April, 2009		5,677,931	3,492,049

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Red Dot Holdings III, LP	February, 2019		$2,509,809	$2,008,775
Rosebrook 2018 Co-Invest I, L.P. (3)	January, 2018		1,052,606	650,912
Saints Capital VI, L.P.	April, 2008		1,752,038	484,316
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		224,326	177,984
Sanderling Venture Partners VI, L.P. (1)	June, 2005		119,592	147,434
Sterling Capital Partners II, L.P.	August, 2005		193,229	29,621
Sterling Group Partners III, L.P.	April, 2010		1,418,960	784,109
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		28,951	137,884
Strattam Capital Investment Fund, L.P. (1)	December, 2015		4,030,167	4,160,050
Strattam Capital Investment Fund II, L.P. (1)	February, 2018		1,250,958	1,196,795
Strattam Co-Invest Fund V, L.P.	December, 2018		453,214	494,941
Strattam Co-Invest Fund VI, L.P.	December, 2018		453,214	450,094
Strattam Co-Invest Fund VII, L.P.	September, 2019		401,364	401,010
TAEF Fund, LLC	August, 2008		472,639	843,844
Tenaya Capital V, LP	November, 2007		257,860	389,220
Tenaya Capital VI, LP	July, 2012		1,461,362	1,532,473
The Column Group, LP	September, 2007		1,597,563	2,410,114
The Raptor Private Holdings L.P.	January, 2009	188	128,227	37,032
Trivest Fund IV, L.P. (1)	November, 2007		—	75,055
Tuckerbrook SB Global Distressed Fund I, L.P.	July, 2007		142,434	270,654
Valiant Capital Partners LP	July, 2009		407,389	696,524
VCFA Private Equity Partners IV, L.P.	March, 2005		348,972	47,021
VCFA Venture Partners V, L.P. (1)	January, 2007		779,623	517,856
Voyager Capital Fund III, L.P.	May, 2007		328,913	413,624
WestView Capital Partners II, L.P.	August, 2009		1,058,408	888,896
Real Estate (5.40% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007		530,374	357,785
Florida Real Estate Value Fund, L.P. (1)	October, 2010		—	228,083

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
GTIS Brazil Real Estate Fund (Brazilian Real) LP (1)	July, 2008		$2,418,199	$2,256,176
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011		518	47,099
Monsoon Infrastructure & Realty Co-Invest, L.P.	February, 2008		1,560,996	1,865,921
Northwood Real Estate Co-Investors LP (1)	April, 2008		415,285	578,941
Northwood Real Estate Partners LP (1)	April, 2008		1,058,685	1,324,015
Parmenter Realty Fund IV, L.P.	May, 2011		261,110	2,707
Pennybacker IV, LP (1)	February, 2018		2,191,857	2,306,443
Prescott Strategies Fund I LP (1)	June, 2019		1,517,016	1,261,285
PSF I Jax Metro Holdings, LLC	March, 2019		766,619	707,890
SBC US Fund II, LP	June, 2011		1,052,821	979,459
Square Mile Partners III LP	April, 2008		710,002	29,261
Relative Value (16.46% of Partners’ Capital)
CIFC SSC Loan Fund, L.P.	April, 2016		5,000,000	7,168,955
Eton Park Fund, L.P.	June, 2009		315,225	13,125
King Street Capital, L.P.	November, 2009		—	52,825
Magnetar Capital Fund LP	February, 2009		—	54,323
Magnetar SPV LLC	May, 2008		32,888	2,358
Millennium USA, LP	April, 2012		2,714,291	13,278,868
Napier Park Municipal Investment Grade Fund I LLC (3)	April, 2015		2,426,269	3,250,000
Sculptor Asia Domestic Partners, LP	December, 2007		305,420	26,817
PIPE Equity Partners, LLC (2) (4)	August, 2008		3,252,147	—
PIPE Select Fund, LLC (2) (4)	September, 2008		2,866,761	—
Prophet Opportunity Partners LP	March, 2017		6,000,000	5,462,013
Stark Select Asset Fund, LLC	July, 2010		—	15,191
STS Partners Fund, LP	November, 2016		5,500,001	7,116,107
Total United States			175,810,705	166,778,239
Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			233,672,495	226,849,428	102.47%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.08% of Partners’ Capital)
CRC Credit Fund Ltd.	July, 2010	1,950	$127,751	$168,335
Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			127,751	168,335
Total Passive Foreign Investment Companies			127,751	168,335	0.08%
Private Corporations
United States
Real Estate (0.00% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.	August, 2006		1,491,678	6,487
Total Private Corporations			1,491,678	6,487	0.00%
Total Investments in Investment Funds (6)			235,291,924	227,024,250	102.55%
Investments in CLO Equity
United States
Relative Value (1.15% of Partners’ Capital)
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 8.89%, due 10/1/2031 (1)(5)(7)	October, 2018		3,118,300	2,550,000
Total Investments in CLO Equity			3,118,300	2,550,000	1.15%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Securities
Limited Liability Companies
United States
Private Equity (0.23% of Partners’ Capital)
Clovis Point II RIVS Investment, LLC (4)(6)	March, 2019		$500,000	$500,000
Total Limited Liability Companies			500,000	500,000	0.23%
Common Stocks
United States
Professional Services (0.27% of Partners’ Capital)
Milton ZXP LLC - Class A Units (2)(4)(6)	February, 2018	6,029	602,900	602,900
REVA Medical, Inc.		50,795	26,262	—
Total Common Stocks			629,162	602,900	0.27%
Preferred Stocks
United States
Food Technology (0.18% of Partners’ Capital)
Credible Inc., Series A Preferred Stock (4)	April, 2015	19,842	299,995	408,745
Professional Services (0.19% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock (4)	December, 2015	78,280	399,995	420,364
Total Preferred Stocks (6)			699,990	829,109	0.37%
Convertible Note Purchase Agreements
United States
Food Technology (0.05% of Partners’ Capital)
Credible, Inc. (1) (4)	April, 2016		100,000	100,000
Total Purchase Agreements (6)			100,000	100,000	0.05%
Total Investments in Securities			1,929,152	2,032,009	0.92%
Total Investments			$240,339,376	$231,606,259	104.62%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2019 were $40,416,692. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	Income producing investment.
(2)	Affiliated investments for which ownership exceeds 5% of the investment’s capital (See Note 5b).
(3)	Affiliated investments for which ownership exceeds 25% of the investment’s capital (See Note 5b).
(4)	Valued in good faith pursuant to procedures approved by the Board of Directors as of December 31, 2019. The total of all such investments represents 0.92% of partners’ capital.
(5)

CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

(6)	Restricted investments as to resale.
(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2019

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Pay / Receive Total Return	Financing Rate / Frequency	Maturity Date	Notional Amount at Value [1]	Premium (Paid) Received	Unrealized Gain (Loss)	Value
Lyxor Swap [2]	Societe Generale	Pay	3M LIBOR + 1.30% / Quarterly	2/20/2020	$10,859,288	$—	$(979)	$(979)

1	Reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
2	The underlying investment is the Lyxor/Bridgewater Fund Limited - Class B.

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Operations
Year Ended December 31, 2019

Investment income:
Dividend income (net of foreign tax withholding of $296,279)	$1,701,247
Interest income	1,305,535
Interest income from affiliated investments	90,120
Total investment income	3,096,902
Expenses:
Investment Management Fees	2,335,859
Administration fees	165,554
Professional fees	810,599
Consulting fees	138,120
Custodian fees	55,691
Directors’ fees	101,508
Interest expense	958,591
Other expenses	205,068
Total expenses	4,770,990
Net investment loss	(1,674,088)
Net realized and unrealized gain (loss):
Net realized gain (loss) from investments and foreign currency translations	18,346,656
Net realized gain (loss) from futures contracts	404,539
Net realized gain (loss) from swap agreements	(924,791)
Net realized gain (loss)	17,826,404
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(9,694,750)
Change in unrealized appreciation/depreciation on swap agreements	(979)
Change in unrealized appreciation/depreciation on futures contracts	(62,507)
Change in unrealized appreciation/depreciation from affiliated investments	1,376,176
Change in unrealized appreciation/depreciation	(8,382,060)
Net realized and unrealized gain (loss)	9,444,344
Net increase in partners’ capital resulting from operations	$7,770,256

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital
Years Ended December 31, 2018 and 2019

Partners’ capital at December 31, 2017	$268,607,893
Contributions	3,700,835
Withdrawals	(33,206,179)
Net increase in partners’ capital resulting from operations:
Net investment loss	(2,442,018)
Net realized gain from investments and foreign currency translations	12,476,366
Net realized gain from futures contracts	9,791
Net realized loss from swap agreements	(132,117)
Net realized gain from affiliated investments	49,836
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(9,021,209)
Change in unrealized appreciation/depreciation from swap agreements	1,635,898
Change in unrealized appreciation/depreciation on futures contracts	62,507
Change in unrealized appreciation/depreciation from affiliated investments	(1,477,133)
Net increase in partners’ capital resulting from operations	1,161,921
Partners’ capital at December 31, 2018	$240,264,470
Withdrawals	(26,651,552)
Net increase in partners’ capital resulting from operations:
Net investment loss	(1,674,088)
Net realized gain from investments and foreign currency translations	18,346,656
Net realized gain from futures contracts	404,539
Net realized loss from swap agreements	(924,791)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(9,694,750)
Change in unrealized appreciation/decpreciation on swap agreements	(979)
Change in unrealized appreciation/depreciation on futures contracts	(62,507)
Change in unrealized appreciation/depreciation from affiliated investments	1,376,176
Net increase in partners’ capital resulting from operations	7,770,256
Partners’ capital at December 31, 2019	$221,383,174

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2019

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$7,770,256
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(28,366,215)
Proceeds from disposition of investments	20,991,109
Proceeds from return of capital of investments	20,942,417
Net realized gain from investments and foreign currency translations	(18,346,656)
Net realized loss from swap agreements	924,791
Net realized gain from futures contracts	(404,539)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	9,694,750
Change in unrealized appreciation/depreciation from swap agreements	979
Change in unrealized appreciation/depreciation on futures contracts	62,507
Change in unrealized appreciation/depreciation from affiliated investments	(1,376,176)
Change in operating assets and liabilities:
Advanced contributions to Investment Funds	(957,775)
Interest and dividends receivable	(4,000)
Receivable from investments sold	685,904
Receivable from broker for swaps sold	180,313
Offshore withholding tax receivable	36,741
Prepaids and other assets	(2,176)
Payable for investments purchased	(17,361)
Investment Management Fees payable	(603,033)
Offshore withholding tax payable	(200,535)
Administration fees payable	(4,540)
Payable to Directors	(2,742)
Accounts payable and accrued expenses	(50,946)
Net cash provided by operating activities	10,953,073
Cash flows from financing activities:
Withdrawals	(27,215,034)
Net cash used in financing activities	(27,215,034)
Effect of exchange rate changes in cash	36,983
Net change in cash, cash equivalents and restricted cash	(16,224,978)
Cash, cash equivalents and restricted cash at beginning of year	31,103,109
Cash, cash equivalents and restricted cash at end of year	$14,878,131
Supplemental schedule of cash activity:
Cash paid for interest	$958,591

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2019

(1)	ORGANIZATION

The Salient Private Access Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d)	INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2019.

Investments held by the Master Fund are valued as follows:

●

INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee,

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

●

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

●

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

Forward foreign currency exchange contracts are valued at prices supplied by an approved Pricing Vendor. The Pricing Vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board.

●

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value.

Collateralized loan obligation (“CLO”) equity investments are valued according to prices as supplied by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker that normally deals in such investments on the valuation date.

●

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board.

(e)	FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statements of Changes in Partners’ Capital.

(f)	DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedule of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

●

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

●

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

●

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation/depreciation until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

●	SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the obligation to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2019, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$—	$(979)
Total	$—	$(979)

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

	Net Realized Gain (Loss) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation from Swap Agreements	Net Realized Gain (Loss) from Futures Contracts	Change in Unrealized Appreciation/ Depreciation from Futures Contracts
Equity Risk Exposure:
Swap Agreements	$(924,791)	$(979)	$—	$—
Futures Contracts	—	—	404,539	(62,507)
Total	$(924,791)	$(979)	$404,539	$(62,507)

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2019. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2019, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. The Master Fund’s Statement of Assets, Liabilities and Partners’ Capital presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts to present below. The following is a summary of gross amounts of the derivative instruments, amounts related to derivative instruments/cash collateral not offset in the Statement of Assets, Liabilities and Partners’ Capital and net amounts:

Swap Agreements	Counterparty	Gross Amount of Recognized Assets/ (Liabilities)	Gross Amount Available for Offset	Net Amounts of Assets/ (Liabilities)	Financial Instruments Pledged	Cash Collateral Received/ (Pledged)	Net Amount
Unrealized Loss on Swap Agreements - Liability	Societe Generale	$(979)	$—	$(979)	$—	$(979)	$—

The following is a summary of the average monthly notional value of swap agreements and futures contracts in the Master Fund for the year ended December 31, 2019, as well as the notional value of swap agreements outstanding as of December 31, 2019:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2019
Total Return Swap Agreements	$10,638,208	$10,859,288
Futures Contracts Purchased	$—	$—

(g)	COLLATERALIZED LOAN OBLIGATIONS

The Master Fund’s CLO equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

(h)	CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RIC’s that do not meet an exemption from the definition of commodity pool. The harmonization rules provide

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2019, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(i)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(j)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

(k)	INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2019, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(l)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed in the fair value hierarchy below:

●

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2—investments with other significant observable inputs

●	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2019 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1		LEVEL 2		LEVEL 3		INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$—	$—	$—	$24,670,070	$24,670,070	$—
Event-Driven	—	—	—	—	—	—	9,314,246	9,314,246	—
Global Macro and Trading	—	—	—	—	—	—	17,980,696	17,980,696	—
Private Equity	—	—	—	—	—	—	114,941,990	114,941,990	—
Real Estate	—	—	—	—	—	—	13,766,421	13,766,421	—
Relative Value	—	—	—	—	—	—	46,176,005	46,176,005	—
Passive Foreign Investment Companies
Relative Value	—	—	—	—	—	—	168,335	168,335	—
Private Corporations
Real Estate	—	—	—	—	—	—	6,487	6,487	—
Investments in CLO Equity
Relative Value	—	—	2,550,000	—	—	—	—	2,550,000	—
Investment Securities
Limited Liability Companies
Private Equity	—	—	—	—	500,000	—	—	500,000	—
Common Stocks
Professional Services	—	—	—	—	602,900	—	—	602,900	—
Preferred Stocks
Food Technology	—	—	—	—	408,745	—	—	408,745	—
Professional Services	—	—	—	—	420,364	—	—	420,364	—
Convertible Note Purchase Agreement
Food Technology	—	—	—	—	100,000	—	—	100,000	—
Derivative Instruments
Swap Agreements	—	—	—	(979)	—	—	—	—	(979)
Total	$—	$—	$2,550,000	$(979)	$2,032,009	$—	$227,024,250	$231,606,259	$(979)

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for the investment held as of December 31, 2019:

	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input*	Multiple
Investments
Common Stock
United States
Professional Services	$602,900	Recent Transactions	N/A	N/A
Preferred Stocks
United States
Food Technology	408,745	Market Comparable Companies	Revenue Multiple	6.70
Professional Services	420,364	Market Comparable Companies	Revenue Multiple	12.3
Limited Liability Company
United States
Private Equity	500,000	Market Comparable Companies	Revenue Multiple	2.40
Total Investments	$1,932,009

*	The impact on valuation from an increase in input would be an increase.

Certain of the Master Fund’s significant Level 3 investments have been valued using unadjusted third party transactions and quotations or unadjusted historical third party financial information. As a result, fair value assets of $100,000 have been excluded from the preceding table as quantitative unobservable inputs for the valuations of such assets were not developed or adjusted by the Master Fund.

The following is a reconciliation of the Level 3 investments held at December 31, 2019 based on the inputs used to determine fair value:

	Balance as of December 31, 2018	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2019
Investments
Investments in Securities
Limited Liability Companies
Private Equity	$—	$500,000	$—	$—	$—	$500,000
Common Stocks
Professional Services	500,000	102,900	—	—	—	602,900
Preferred Stocks
Food Technology	429,976	—	—	—	(21,231)	408,745
Professional Services	420,364	—	—	—	—	420,364
Convertible Note Purchase Agreements
Food Technology	100,000	—	—	—	—	100,000
Total Investments	$1,450,340	$602,900	$—	$—	$(21,231)	$2,032,009

The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2019 is $(21,231).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2019, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$ 24,670	$ 7,760	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	9,314	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading (c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	17,981	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity (d)	Investments in nonpublic companies.	114,942	25,875	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	13,773	6,782	Up to 10 years	N/A	N/A	Up to 10 years

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Relative Value (f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	$ 46,344	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$ 227,024	$ 40,417

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds and the possible use of a credit facility, so that the Fund may cover any funding call by Investment Funds.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2019:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Millennium USA, LP	6.00%

Millennium USA, LP invests a substantial portion of its capital in Millennium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.

			Yes	Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.
CCP Core Macro Fund LP- Class Newton USD	5.65%	CCP Core Macro Fund is a systematic global macro hedge fund that invests in futures, equities and other liquid financial instruments.	No	Daily	Daily liquidity with three business day’s notice

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

During the year ended December 31, 2019, the Master Fund completed four quarterly tender offers to repurchase Interests in the Master Fund. The Board approved each tender offer to repurchase 2.5% of outstanding Interest in the Master Fund as recommended by the Adviser.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

(a)	INVESTMENT ACTIVITY

As of December 31, 2019 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees. In addition, many Investment Funds also provide for performance incentive fees/allocations of an Investment Fund’s net profits. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $28,366,215 and $21,511,193 respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of December 31, 2019, was $240,339,376 resulting in accumulated net unrealized depreciation of $(8,733,117) consisting of $53,508,327 in gross unrealized appreciation and $(62,241,444) in gross unrealized depreciation. As of December 31, 2019, the Master Fund’s gross notional amount for total return swap agreements was $10,859,288 resulting in accumulated net and gross unrealized depreciation of $(979).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

(b)	AFFILIATED INVESTMENTS

As of December 31, 2019, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. The activity resulting from investments in these investments, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity during year ended December 31, 2019) is shown below:

Affiliated Investment	Shares 12/31/2018	Shares 12/31/2019	Fair Value 12/31/2018	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 12/31/2019	Interest Income
Ownership exceeds 5% of the Investment’s Capital:
Alloy Merchant Partners, L.P.			$1,418,249	$400,000	$(319,008)	$—	$(60,872)	$1,438,369	$20,758
Colbeck Strategic Lending Onshore Feeder, LP			905,332	1,993,716	(17,333)	—	41,478	2,923,193	69,362
Credit Distressed Blue Line Fund, L.P.			595,549	—	—	—	(61,411)	534,138	—
Middle East North Africa Opportunities Fund, L.P.	728	728	86,572	—	—	—	(32,073)	54,499	—
Milton ZXP LLC - Class A Units			500,000	102,900	—	—	—	602,900	—
ORBIS Real Estate Fund I			1,066,760	—	(1,384,720)	—	1,058,017	740,057	—
PIPE Equity Partners, LLC			—	—	(79,904)	—	79,904	—	—
PIPE Select Fund, LLC			—	—	—	—	—	—	—
Total			4,572,462	2,496,616	(1,800,965)	—	1,025,043	6,293,156	90,120
Ownership exceeds 25% of the Investment’s Capital:
GAM Systematic Discovery Fund LP			4,626,934	—	—	—	838,398	5,465,332	—
Napier Park Municipal Investment Grade Fund I LLC			3,149,412	—	(157,980)	—	258,568	3,250,000	—
Rosebrook 2018 Co-Invest I, L.P.			1,396,745	—	—	—	(745,833)	650,912	—
Total			9,173,091	—	(157,980)	—	351,133	9,366,244	—
Total Affiliated Investment			$13,745,553	$2,496,616	$(1,958,945)	$—	$1,376,176	$15,659,400	$90,120

*	Sales include return of capital

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion,

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended December 31, 2019, was $165,554.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2019, $2,335,859 was incurred for Investment Management Fees.

(b)	PLACEMENT AGENTS

The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2019, the two largest non-affiliated sub-placement agents service approximately 45.54 % of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(9)	FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on August 1, 2018. Effective July 31, 2019, the Credit Agreement was extended for an additional one year term expiring on July 29, 2020. The terms of the Credit Agreement provide a $25,000,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

Credit Agreement provides for a commitment fee of 0.85% per annum on unused capacity plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (“LIBOR”) plus 1.85% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the year ended December 31, 2019, was approximately $21,750,000 and 4.24% respectively. At December 31, 2019, the principal balance outstanding was $21,750,000 at an interest rate of 3.76%.

(10)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net investment loss to average partners’ capital (1)	(0.72)%	(0.96)%	(1.72)%	(0.59)%	(0.30)%
Expenses to average partners’ capital (1),(2)	2.06%	2.47%	2.60%	1.73%	1.67%
Portfolio turnover	9.16%	17.39%	11.07%	16.94%	12.52%
Total return (3)	3.38%	0.45%	5.49%	(0.73)%	2.94%
Partners’ capital, end of year (000s)	$221,383	$240,264	$268,608	$285,009	$315,003

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
(2)	Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.
(3)	The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the year.

(11)	RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in this ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of this ASU on the Master Fund.

(12)	SUBSEQUENT EVENTS

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer to repurchase interests in an amount of up to $5,431,300 be made for the quarter ending March 31, 2020 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a March 3, 2020 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $32 million in gross redemptions as of February 20, 2020, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Master Fund’s repurchase procedures. The final amount that is accepted by the Master Fund will appear in the next report to partners.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2019

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2019.

John Blaisdell, Salient Chairman of the Board and Chief Executive Officer, passed away in his home in Houston unexpectedly, but peacefully, on Saturday, February 15, 2020. Salient’s board of managers appointed J. Philip Ferguson, a Salient independent board manager for more than seven years, as Interim Chairman and Interim CEO. Salient is dedicated to working as a community and firm to focus on the wonderful memories we have of John and the legacy he left behind.

On February 19, 2020 the Board of Directors (“Board”) of Salient Private Access Master Fund, L.P. held a special telephonic meeting during which the Board, including all of the Directors who are not “interested persons” of the Salient Private Access Master Fund, L.P. (as that term is defined in the Investment Company Act of 1940, as amended), appointed William K. Enszer as Principal Executive Officer (“PEO”) of the Salient Private Access Master Fund, L.P., effective immediately. Mr. Enszer has served as portfolio manager of the Salient Private Access Master Fund, L.P. since 2014 and is responsible for the day-to-day management of the Salient Private Access Master Fund, L.P.’s portfolio. In addition, Mr. Enszer currently serves as a managing director of portfolio management at Salient Partners, L.P. (“Salient”) and oversees Salient’s private markets team.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2019
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000 paid quarterly, an annual Board meeting fee of $3,000 paid quarterly, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, annual fees of $625, $833 and $625 for membership on the Audit, Compliance and Valuation Committees, respectively paid quarterly, annual fees of $3,000, $3,000 and $5,000 for the Audit, Compliance and Valuation Committee chair positions, respectively paid quarterly, and an annual fee of $5,000 to the lead Independent Director, paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Salient Private Access Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Interested Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years
John A. Blaisdell [1],3 Year of birth: 1960	Director, Principal Executive Officer (Since 2004)	Managing Director of Salient (since 2002)	7	Salient MF Trust (investment company) (two funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

1	This person’s status as an “Interested” Director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Adviser.
2

The “Fund Complex” for the purpose of this table consists of The Endowment PMF Funds (three funds) and Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

3	Please reference Note 12 in the Notes to the Financial Statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held by Director During the Past 5 Years
Dr. Bernard A. Harris, Jr. Year of birth: 1956	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing) (since 2002); CEO, National Math & Science Initiative (non-profit) (since 2018); President & Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA, (1986-1996).	4

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (since 2012); Barings (formerly Babson funds) (eleven) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Forward Funds (investment company) (three funds) (since 2015).

G. Edward Powell Year of birth: 1936	Director (Since 2004)	Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982-1994).	7

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Energy Services International, Inc. (since 2004); Therapy Track, LLC (since 2009); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004-2013).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held by Director During the Past 5 Years
Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988); President of The San Antonio Refinery LLC and Starlight Relativity Acquisition Company LLC (since 2019).	7

Salient MF Trust (investment company) (two funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Forward Funds (investment company) (three funds) (since 2015); Director of The San Antonio Refinery LLC and Starlight Relativity Acquisition Company LLC (since 2019).

Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996-2016).	4

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Brandes Investment Trust (investment companies) (four funds) (2006-2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005-2010).

Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Former Senior Partner (retired) Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998-2002); practiced law at Baker Botts (1966-2002) (1972-2002 as a partner).	7	Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held by Director During the Past 5 Years
Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, McNair Interests (management) (since 2006).	7

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Nine Energy Service, Inc. (energy company) (since 2017); Houston Technology Center (2013-2017); The Make-A-Wish Foundation, (since 2008).

1

The “Fund Complex” for the purpose of this table consists of The Endowment PMF Funds (three funds) and Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors *

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Kristen Bayazitoglu Year of birth: 1981	Secretary (Since 2018)

Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Vice President, Forward Funds (2017-2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017);Vice President, The Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 - June 2017).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Matthew Hibbetts Year of birth: 1982	Vice President (Since 2018)

Chief Financial Officer, Salient (since 2018); Vice President, Salient MF Trust (since 2018); Vice President, Forward Funds (since 2018); Vice President, Salient Midstream & MLP Fund (since 2018); Chief Operating Officer – MLP Investments, Salient (2013-2018); Vice President, Salient Private Access Funds (Since 2018); Vice President, The Endowment PMF Funds (Since 2018).

Paul Bachtold Year of birth: 1973	Chief Compliance Officer (Since 2010)

Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, The Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Thomas Dusenberry Year of birth: 1977	Principal Financial Officer (Since 2018) and Treasurer (Since 2020)

Assistant Treasurer, Salient MF Trust (April 2019 - December 2019); Assistant Treasurer, Salient Midstream and MLP Fund (April 2019 - December 2019); Assistant Treasurer, Forward Funds (April 2019 - December 2019); Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), The Endowment PMF Funds; Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

*	Barbara H. Tolle served as the Treasurer of the Fund during the fiscal year ended December 31, 2019. Ms. Tolle served from March 16, 2017 through her resignation on December 31, 2019.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2019.

Asset Class(1)	Fair Value	%
Energy	$24,670,070	10.65
Event-Driven	9,314,246	4.02
Food Technology	508,745	0.22
Global Macro and Trading	17,980,696	7.76
Private Equity	115,441,990	49.85
Professional Services	1,023,264	0.44
Real Estate	13,772,908	5.95
Relative Value	48,894,340	21.11
Total Investments	$231,606,259	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on October 29, 2019, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Master Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had concluded that the Advisory Agreement enables the Master Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the Adviser’s continuing focus to increase Fund performance within the scope of the Funds’ investment mandate, the background and experience of key investment personnel; the Adviser’s focus on analysis of

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

complex asset categories and their investment relationships; the Adviser’s continued disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other registered investment funds and various indices, including the relevance of various indices, and also the Adviser’s private feeder funds. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser was able to implement its strategies in the context of variable conditions in numerous markets, a strong directional market to which the Fund does not seek broad exposure, and low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the relatively unchanged size of the Fund following the implementation of the 2014 investor choice plan that resulted in the dividing of the Fund’s portfolio. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2019
(Unaudited)

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

Privacy Policy of

Salient Private Access Master Fund, L.P., Salient Private Access Registered Fund, L.P., Salient Private Access TEI Fund, L.P., Salient Private Access Institutional Fund, L.P., The Endowment PMF Master Fund, L.P., PMF Fund, L.P. and PMF TEI Fund, L.P. (collectively, the “Funds”)

The Funds recognize how important it is for you to feel confident in the knowledge that your personal financial information is secure. It is our policy to safeguard any personal and financial information that you may entrust to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from you, and from personal conversations.

We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ general partner, investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law.

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

If your investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by them with nonaffiliated third parties.

Regards,

Paul A. Bachtold
Compliance Officer

Investment Adviser
Endowment Advisers, L.P.

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian
Citibank, N.A.

Independent Registered Public Accounting Firm
KPMG LLP

Legal Counsel
K&L Gates LLP

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$155,000	$151,900
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Salient Private Access Master Fund, L.P.

The Endowment PMF Master Fund, L.P.

(each, a “Master Fund”)

Salient Private Access Registered Fund, L.P.

Salient Private Access TEI Fund, L.P.

Salient Private Access Institutional Fund, L.P.

PMF Fund, L.P.

PMF TEI Fund, L.P.

(each, a “Feeder Fund”)

(collectively, the “Funds”)

Proxy Voting Policies and Procedures

I.	Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Except as provided in Section III below, each Fund delegates the authority to vote proxies related to portfolio securities to Endowment Advisers, L.P. (the “Adviser”), as investment adviser to each Fund. For each portion of the Fund’s portfolio managed by a sub-adviser retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Adviser”), the Adviser in turn may delegate its proxy voting authority to the Sub-Adviser responsible for that portion of the Fund’s portfolio. The Board of Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Retention of Proxy Voting Authority

With respect to proxies issued by the Master Fund, the Feeder Funds do not delegate to the Adviser, but instead retain, their proxy voting authority. After receiving a proxy issued by the Master Fund, the Feeder Fund will hold a meeting of its Partners at which the Partners will vote their Interests to instruct the Feeder Fund to vote for or against the matter presented by the Master Fund. The Feeder Fund will then calculate the proportion of Interests voted for to those voted against (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote its Interests in the Master Fund for or against the matter in the same proportion.

IV.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Adviser or Sub-Adviser seeks a Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent directors of the Fund may provide the Fund’s consent to vote.

V.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

The Board of Directors of each Fund will review on an annual basis the proxy voting policies of the Adviser and Sub-Advisers applicable to the Fund.

Dated: March 10, 2004, Revised: October 18, 2011, Revised December 29, 2016

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William K. Enszer is responsible for the day-to-day management of the Fund’s portfolio. Salient Private Access Master Fund, L.P. (the “Master Fund”), Salient Private Access Institutional Fund, L.P. (the “Institutional Fund”), Salient Private Access Registered Fund, L.P. (the “Registered Fund”), and Salient Private Access TEI Fund, L.P. (the “TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”).

Mr. Enszer is the Principal Executive Officer, a Managing Director and has served as Portfolio Manager of the Fund Complex since 2014.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Enszer, who is primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2019: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Enszer and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William K. Enszer
Registered investment companies	1	$490.23 Million	0	$—
Other pooled investment companies	0	$—	0	$—
Other accounts	0	$—	0	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Enszer, a partner of Salient, indirectly owns equity interests in the Adviser. In addition, Mr. Enszer receives compensation based on objective and subjective performance assessments of his work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which he has significant involvement.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2019 by each portfolio manager.

Portfolio Manager	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William K. Enszer	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Private Access Master Fund, L.P.

By (Signature and Title)	/s/ William K. Enszer
William K. Enszer
Principal Executive Officer

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William K. Enszer
William K. Enszer
Principal Executive Officer

Date:	March 9, 2020

By (Signature and Title)	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date:	March 9, 2020